UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                          November 24, 2009


                   United States Steel Corporation
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        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------   -------------------
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 24, 2009, United States Steel Corporation (the "Corporation") entered into a Loan Agreement (the "Agreement") in connection with the issuance and sale by the Allegheny County Industrial Development Authority (the "Issuer") of $129,145,000 of Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds (United States Steel Corporation Project) Refunding Series of 2009 (the "Bonds"). Pursuant to the Agreement, the Issuer will provide the proceeds of the sale of the Bonds for the purpose of refunding three previous series of the Issuer's bonds totaling $129,145,000 (the "Refunded Bonds"), and the Corporation agreed to provide the trustee under the Indenture issued in connection with the Bonds with funds sufficient to pay, when due, the principal of and interest on the Bonds. The Refunded Bonds will be redeemed on December 3, 2009 and were issued to refund seven prior issues of the Issuer's bonds, the proceeds of which were used to finance the acquisition, construction, equipping and installation of the pollution control facilities.

The Agreement is filed herewith as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Form 8-K is incorporated in this Item
2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

       (d) Exhibits

           10.1 Loan Agreement between Allegheny County Industrial Development Authority and United States Steel Corporation dated as of November 1, 2009 regarding $129,145,000 aggregate principal amount of Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds (United States
                Steel Corporation Project) Refunding Series of 2009.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Gregory A. Zovko
     --------------------
     Gregory A. Zovko
     Vice President & Controller



Dated:  November 24, 2009